UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2017

Item 1. Reports to Stockholders.

Soundwatch Core Hedged Equity Fund
Institutional Class (BHHEX)

Annual Report to Shareholders
October 31, 2017

Table of Contents

Shareholder Letter	1
Performance Summary	3
Expense Example	4
Allocation of Portfolio Holdings	5
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	16
Additional Information	17
Trustees and Officer Information	18
Privacy Notice	20
Directory of Fund’s Service Providers	Back Cover

Dear Shareholder,

For the fiscal year ended October 30, 2017 (11 months from fund inception date of November 30, 2016 until October 31, 2017), the per share net asset value of the Soundwatch Core Hedged Equity Fund Institutional Class (BHHEX) has appreciated by 15.33%, compared to an increase of 7.34% for our peers in the Morningstar Option Writing Category and an increase of 19.22% for the S&P 500 Total Return benchmark index (S&P 500).

We outperformed our Morningstar peers by 7.99% and underperformed the S&P 500 by 3.89%. Thus, our fund captured more than twice (15.33% / 7.34%) the return of the Morningstar Option Writing Category and 80% (15.33% / 19.22%) of the S&P 500 return during this fiscal year. With the Chicago Board Options Exchange Volatility Index (VIX) hitting a historic 27 year low of 9.19 on October 5, 2017 while averaging 11.35 during this fiscal year vs an average of 19.42 since 1990, this year has been marked by historically low volatility.

While we expect to outperform our benchmark over market cycles and more volatile markets, capturing 80% of the S&P 500 return during such a period of low volatility and strong double digit equity returns is in line with our expectations. During the fiscal year, the annualized price volatility for BHHEX was 5.35% vs 6.92% for the S&P 500, resulting in a Sharpe Ratio of 2.71 for BHHEX vs 2.66 for the S&P500. Reflecting the subdued levels of volatility, the S&P 500 never closed more than 2.58% below its previous all-time closing high. Peaking March 1, the S&P 500 reached it’s maximum drawdown for the year on April 13. During the same period, BHHEX only fell 1.45%. So while capturing 80% of the S&P 500 on the way up, BHHEX captured only 56% of the worst S&P drawdown for the year. This improved risk/return profile is an important component of the BHHEX strategy, especially during more turbulent market conditions.

Portfolio & Economic Outlook

Generally, we are agnostic about broad macroeconomic factors and do not attempt to forecast or time markets. Instead, we are primarily focused on the efficient execution of our proprietary systematic Hedged Equity model based on our Buy, Hold and Hedge philosophy. We buy and hold our core underlying ETF portfolio and systematically adjust our option positions to produce our income and risk targets, resulting in a very low portfolio turnover of only 3.00% during our first fiscal year.

With a strong post-election rally following an almost unprecedented 8 year bull market and the VIX trading at or near historic lows, this period will likely be remembered for the US equity market shrugging off many risks and continuing to climb in the face of uncertainty. While trading near all-time highs, investors remain focused on global central banks unwinding of their accommodative stance, the Trump administration tax impacts, macro political risks, and high valuations in both equity and credit markets. This uncertainty and anxiety may lead to opportunities for BHHEX to capture additional income from equity market volatility and benefit from the protection inherent in its strategy. Regardless of the year ahead, BHHEX continues to target an improved risk / return profile in all market conditions.

Sincerely,

Robert Hammer
Chief Investment Officer, Soundwatch Capital LLC

The S&P 500® Total Return index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7.8 trillion benchmarked to the index, with index assets comprising approximately USD 2.2 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market. One cannot invest directly in an index.

The Morningstar Option Writing Category was introduced on April 29, 2016. Option writing managers use options as a significant and consistent part of their overall investment strategy. Trading options may introduce asymmetric return properties to an equity investment portfolio. These investments may use a variety of strategies, including but not limited to: put writing, covered call writing, option spread, options-based hedged equity, and collar strategies. In addition, option writing funds may seek to generate a portion of their returns, either indirectly or directly, from the volatility risk premium associated with options trading strategies.

The Chicago Board Options Exchange Volatility Index (VIX® Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, the VIX Index has been considered by many to be the world's premier barometer of investor sentiment and market volatility.

The Sharpe Ratio uses standard deviation to measure a fund's risk-adjusted returns. The higher a fund's Sharpe Ratio, the better a fund's returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe Ratio can be used to compare risk-adjusted returns across all fund categories. Developed by its namesake, Nobel Laureate William Sharpe, this measure quantifies a fund's return in excess of a proxy for a risk-free, guaranteed investment (i.e. the 90-day Treasury bill) relative to its standard deviation. To calculate a fund's Sharpe ratio, first subtract the annualized return of the 90-day Treasury bill from the fund's annualized return, then divide that figure by the fund's standard deviation.

Annualized price volatility is defined as the standard deviation of daily lognormal price returns, multiplied by the square root of 252, the number of trading days in a full calendar year.

Opinions expressed are those of Soundwatch Funds and are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. The Fund may also use options which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF's shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF's shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF's shares. A decline in the value of an investment in a single issuer could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio. There can be no assurance that the Fund will grow to or maintain an economically viable size.

The Soundwatch Capital Core Hedged Equity Fund is distributed by Quasar Distributors, LLC.

Soundwatch Core Hedged Equity Fund
Performance Summary
October 31, 2017 (Unaudited)

Comparison of a Hypothetical $2,500,000 Investment in the
Soundwatch Core Hedged Equity Fund - Institutional Class* and S&P 500 Index

Total returns
For the period ended October 31, 2017

Since Inception
Soundwatch Core Hedged Equity Fund*
Institutional Class	15.33%
S&P 500 Index	19.22%

    * Fund inception date was November 30, 2016.

Soundwatch Core Hedged Equity Fund
Expense Example
October 31, 2017 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.
Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,075.00	$ 5.65
Hypothetical 5% Return	1,000.00	1,019.76	5.50

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Soundwatch Core Hedged Equity Fund
Allocation of Portfolio Holdings
October 31, 2017 (Unaudited)
(Calculated as a percentage of absolute value of Total Investments)

Exchange Traded Fund, 94.1%
Written Options, 0.4%
Short-Term Investment, 0.8%
Purchased Options, 4.7%

Soundwatch Core Hedged Equity Fund
Schedule of Investments
October 31, 2017

	Shares		Value
EXCHANGE TRADED FUND ― 94.6%(1)
iShares Core S&P 500 ETF	287,000		$74,278,470
TOTAL EXCHANGE TRADED FUND (Cost $69,423,018)			74,278,470

SHORT-TERM INVESTMENT ― 0.8%
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 0.92% (2)	640,378		640,378
TOTAL SHORT-TERM INVESTMENT (Cost $640,378)			640,378

TOTAL INVESTMENTS ― 95.4% (Cost $70,063,396)			74,918,848
Other Assets in Excess of Liabilities ― 4.6%			3,566,723
TOTAL NET ASSETS ― 100.0%			$78,485,571

PURCHASED OPTIONS ― 4.8% (3)
	Contracts	Notional ($)	Value
Call Options ― 2.4%
S&P 500 Index at $2,425, Expires December 21, 2018	76	19,571,976	1,846,800
Total Call Options Purchased (Premiums paid $1,311,164)			1,846,800

Put Options ― 2.4%
S&P 500 Index at $2,400, Expires June 15, 2018	95	24,464,970	473,575
S&P 500 Index at $2,050, Expires June 15, 2018	153	39,401,478	242,505
S&P 500 Index at $2,300, Expires March 16, 2018	152	39,143,952	266,760
S&P 500 Index at $2,475, Expires September 21, 2018	96	24,722,496	861,120
Total Put Options Purchased (Premiums paid $3,068,092)			1,843,960
TOTAL PURCHASED OPTIONS (Premiums paid $4,379,256)			3,690,760

WRITTEN OPTIONS - (0.4%) (3)
	Contracts	Notional ($)	Value
Written Call Options ― (0.2%)
S&P 500 Index at $2,590, Expires November 10, 2017	(122)	(31,418,172)	(54,900)
S&P 500 Index at $2,585, Expires November 3, 2017	(43)	(11,073,618)	(11,933)
S&P 500 Index at $2,575, Expires November 3, 2017	(122)	(31,418,172)	(86,620)
Total Written Call Options - (Premiums received $158,459)			(153,453)

Written Put Options ― (0.2%)
S&P 500 Index at $2,570, Expires November 10, 2017	(76)	(19,571,976)	(79,800)
S&P 500 Index at $2,585, Expires November 3, 2017	(18)	(4,635,468)	(22,500)
S&P 500 Index at $2,560, Expires November 3, 2017	(77)	(19,829,502)	(23,100)
S&P 500 Index at $2,570, Expires November 3, 2017	(38)	(9,785,988)	(19,570)
Total Written Put Options - (Premiums received $263,030)			(144,970)

TOTAL WRITTEN OPTIONS (Premiums received $421,489)			$(298,423)

Percentages are stated as a percent net of assets.

(1)See Note 6.
(2)The rate is the annualized seven-day yield at period end.
(3)Non-income producing securities.

Soundwatch Core Hedged Equity Fund
Statement of Assets and Liabilities
October 31, 2017

Assets:
Investments in securities, at fair value (cost $70,063,396)	$74,918,848
Purchased options, at fair value (cost $4,379,256)	3,690,760
Deposits with broker	200,210
Receivables:
Fund shares sold	84,136
Interest receivable	915
Prepaid expenses	6,767
Total assets	78,901,636

Liabilities:
Written options, at fair value (premiums received $421,489)	$298,423
Payables:
Investment management fee payable	32,479
Interest payable	3,262
Accrued other expenses	81,901
Total liabilities	416,065

Net Assets	$78,485,571

Components of Net Assets:
Paid-in capital	$73,637,925
Undistributed net investment income	291,938
Accumulated net realized gain on investments, purchased options, and written options	265,686
Net unrealized appreciation/depreciation on:
Investments	4,855,452
Purchased options	(688,496)
Written options	123,066
Net Assets	$78,485,571

Institutional Class:
Net Assets	$78,485,571
Shares Issued and Outstanding	4,559,332
Net Asset Value, Redemption Price and Offering Price Per Share	$17.21

Soundwatch Core Hedged Equity Fund
Statement of Operations
For the Period November 30, 2016* through October 31, 2017

Investment Income:
Dividend income	$667,577
Interest income	8,656
Total investment Income	676,233

Expenses:
Investment management fee (Note 3)	289,199
Administration and fund accounting fees	70,731
Transfer agent fees and expenses	66,363
Dividend expense	23,658
Audit fees	17,000
Registration fees	15,688
Interest expense	14,393
Compliance fees	12,434
Directors fees	11,500
Printing expense	11,000
Legal fees	9,000
Miscellaneous expenses	6,700
Custody fees	5,588
Insurance fees	1,672
Total expenses	554,926
Expenses waived by the Adviser (Note 3)	(193,652)
Net expenses	361,274
Net Investment Income	314,959

Realized and Unrealized Gain (Loss) on Investments, Purchased Options, Short Sales and Written Options:
Net realized gain (loss) on:
Investments	(3,339)
Purchased options	(1,615,672)
Short Sales	18,904
Written options	1,865,793
Net realized gain	265,686
Net change in unrealized appreciation (depreciation) on:
Investments	4,855,452
Purchased options	(688,496)
Written options	123,066
Net change in unrealized appreciation (depreciation) on:	4,290,022
Net realized and unrealized gain on investments, purchased options, and written options	4,555,708

Net Increase in Net Assets from Operations	$4,870,667

*	Inception date

Soundwatch Core Hedged Equity Fund
Statement of Changes in Net Assets

For the Period November 30, 2016* through October 31, 2017
Increase in Net Assets from:
Operations:
Net investment income	$314,959
Net realized gain on investments, purchased options, short sales and written options	265,686
Net change in unrealized appreciation (depreciation) on investments, purchased options, and written options	4,290,022
Net increase in net assets from operations	4,870,667

Distributions to Shareholders:
Net investment income	(23,021)
Total distributions to shareholders	(23,021)

Capital Transactions:
Proceeds from shares sold	75,517,675
Reinvestment of distributions	23,021
Cost of shares repurchased	(1,902,771)
Net increase in net assets from capital transactions	73,637,925
Total increase in net assets	78,485,571

Net Assets
Beginning of period	-
End of period	$78,485,571
Undistributed net investment income	$291,938

Capital Share Transactions:
Shares sold	4,673,554
Shares reinvested	1,519
Shares repurchased	(115,741)
Net increase in shares outstanding	4,559,332

* Inception date

Soundwatch Core Hedged Equity Fund
Financial Highlights
Institutional Class
Per Share Data for a Share Outstanding Throughout the Period.

	For the Period November 30, 2016* through October 31, 2017

Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations:
Net investment income	0.14 (1)
Net realized and unrealized gain on investments	2.15
Total income from investment operations	2.29

Less Distributions:
Net investment income	(0.08
Total distributions	(0.08

Net Asset Value, End of Period	$17.21

Total Return	15.33%	(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$78,486
Ratio of expenses to average net assets (4)
Before fees waived by the Adviser	1.63%	(3)
After fees waived by the Adviser	1.06%	(3)
Ratio of net investment income to average net assets (5)
After fees waived by the Adviser	0.93%	(3)

Portfolio Turnover Rate	3%	(2)

*	Inception date
(1)	Computed using the average shares method
(2)	Not annualized
(3)	Annualized
(4)
The ratio of expenses to average net assets includes dividends and interest expense. For the period ended October 31, 2017, the ratio of expenses to average net assets excluding dividends and interest expense before and after fees waived by the Adviser was 1.52% and 0.95%, respectively.

(5)
The ratio of net investment income to average net assets includes dividends and interest expense. For the period ended October 31, 2017, the ratio of net investment income to average net assets excluding dividends and interest expense after fees waived by the Adviser was 1.04%.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements (Continued)
October 31, 2017

NOTE 1 – Organization

The Soundwatch Core Hedged Equity Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”).  The Trust was organized on August 29, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  Soundwatch Capital, LLC (the “Adviser”) serves as the investment manager to the Fund. The investment objective of the Fund is to provide long-term capital appreciation. The inception date of the Fund was November 30, 2016.

NOTE 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation –Securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. The Adviser anticipates that the Fund's portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -
quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -
observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of October 31, 2017:

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements (Continued)
October 31, 2017

Description	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Fund	$74,278,470	$-	$-	$74,278,470
Short-Term Investment	640,378	-	-	640,378
Purchased Options	-	3,690,760	-	3,690,760
Total	$74,918,848	$3,690,760	$-	$78,609,608

Liabilities
Written Options	$-	$(298,423)	$-	$(298,423)
Total	$-	$(298,423)	$-	$(298,423)

See the Schedule of Investments for further detail of investment classifications.

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels at period end.

There were no Level 3 securities held at period end.

(b) Derivatives – The Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes.  There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the period ended October 31, 2017 was related to the use of purchased and written options. The Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of the proceeds is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance.

As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements (Continued)
October 31, 2017

The Fund also buys index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.

The Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of October 31, 2017.  The fair market value of purchased and written options are reported separately on the Statement of Assets and Liabilities, and the realized and change in unrealized gains are reported separately on the Statement of Operations.  The primary risk category for all option positions during the fiscal period was equity risk.

For the period ended October 31, 2017, the month-end average number of purchased and written option contracts for the Fund was 495 and (428), respectively.

(c) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the period ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the Statement of Operations. During the period, the Fund did not incur any interest or tax penalties. The Fund has not currently filed any tax returns; generally, tax authorities can examine tax returns filed for the preceding three years.

(d) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed annually. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(f) Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Security Transactions and Investment Income – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements (Continued)
October 31, 2017

NOTE 3 – Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.85%.  Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 0.95% of average daily net assets, excluding taxes, interest expense, dividends on securities sold short, extraordinary expenses, and acquired fund fees and expenses.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to 36 months following the month in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year. For the period ended October 31, 2017, the waived expenses by the Adviser was $193,652.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s administrator and transfer agent. The officers of the Trust are employees of USBFS.  U.S. Bank serves as the Fund’s custodian.  Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund’s distributor and principal underwriter.

The Independent Trustees were paid $11,500 for their services and reimbursement of travel expenses during the period ended October 31, 2017.  The Fund pays no compensation to the Interested Trustee or officers of the Trust.

NOTE 4 – Investment Transactions

Purchases and sales of long-term investment securities for the period ended October 31, 2017, were as follows:

Purchases	$77,361,310
Sales	$1,181,331

NOTE 5 – Federal Income Tax Information

At October 31, 2017, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Investments	Written Options*
Cost of Investments	$73,754,434	$-
Gross Unrealized Appreciation	4,855,174	-
Gross Unrealized Depreciation	-	-
Net Unrealized Appreciation (Depreciation) on Investments	4,855,174

Undistributed ordinary income	291,938	-
Undistributed long-term capital gains	-	-
Accumulated earnings	291,938	-

Other accumulated gain (loss)	(299,466)	-
Total accumulated gain (loss)	$4,847,646	-

*There is no cost of written options.  For tax purposes, index-based options are treated as realized gains or losses based on market values at year end.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements (Continued)
October 31, 2017

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and marked-to-markets.

At October 31, 2017, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$ 218,999	$ 80,467	$ 299,466

The tax character of distributions paid during the period ended October 31, 2017 were as follows:

Period Ended October 31, 2017
Distributions Paid From:
Ordinary Income	$23,021
Total Distributions Paid	$23,021

NOTE 6 – Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”).  The Fund may redeem its investment from IVV at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of IVV.  The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of October 31, 2017, the percentage of the Fund’s net assets invested in IVV was 94.6%.

NOTE 7 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  Subsequent to the period end, the Fund has made the following income distribution:

Record Date	Payable Date	Institutional Class
12/28/2017	12/29/2017	$ 0.10761314

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Soundwatch Core Hedged Equity Fund

We have audited the accompanying statement of assets and liabilities of Soundwatch Core Hedged Equity Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statements of operations and changes in net assets and the financial highlights for the period from November 30, 2016 (commencement of operations) through October 31, 2017.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Soundwatch Core Hedged Equity Fund as of October 31, 2017, and the results of its operations, the changes in its net assets and its financial for the period from November 30, 2016 through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 28, 2017

Soundwatch Core Hedged Equity Fund
Additional Information
October 31, 2017 (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

For the period ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 1.12%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended October 31, 2017 was 1.12%.

Soundwatch Core Hedged Equity Fund
TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC.	1	None

Soundwatch Core Hedged Equity Fund
TRUSTEE AND OFFICER INFORMATION (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012)

(1)   Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)   The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)   “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)   The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)   Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

Privacy Notice

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will  provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Soundwatch Capital, LLC
485 Madison Avenue, 7th Floor
New York, NY 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Soundwatch Core Hedged Equity Fund
	BBD, LLP
	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$14,000	N/A
Audit-Related Fees	None	N/A
Tax Fees	$3,000	N/A
All Other Fees	None	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Soundwatch Core Hedged Equity Fund
	BBD, LLP
	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Soundwatch Core Hedged Equity Fund
	BBD, LLP
Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	$3,000	N/A
Registrant’s Investment Adviser	None	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By            /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  January 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  January 10, 2018

By          /s/ Russell B. Simon
 Russell B. Simon, Treasurer

Date  January 10, 2018